EXHIBIT 32.1

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with the Annual Report of the First Cash 401(k) Profit Sharing Plan (the "Plan") on Form 11-K for the year ended December 31,
 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rick Wessel, Plan Administrator of the Plan, certify, pursuant to 18 U.S.C. S 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  A. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  B. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan as of and for the period covered by the Report.


 /s/ Rick Wessel
 ------------------
 Plan Administrator
 June 27, 2006